Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Violin Memory, Inc.	Case No. 16-12782 (LSS)
Reporting Period: March 1, 2017 - March 31, 2017

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Cory Sindelar	April 12, 2017
Signature of Authorized Individual*	Date

Cory Sindelar	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Violin Memory, Inc.	Case No.: 16-12782 (LSS)
Reporting Period: March 31, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS							CURRENT MONTH		CUMULATIVE FILING TO DATE
	Concen (6057)	AP (8879)	Collat. (Acct: 6659)	Prof Svcs (Acct: 6061)	DIP Collateral (Acct: 1164)	Payroll (Acct: 2592)	Benefits (Acct: 6076)	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$520,166	$(40,358)	$3,285,270	$516,538	$78,054	$(6,888)	$—	$4,352,782	$3,938,389	$3,676,714	$3,676,835

RECEIPTS
Accounts receivable	—	—	—	—	443,068	—	—	443,068	—	1,925,479	1,016,270
Sale of assets	2,005	—	—	—	—	—	—	2,005	30,000	68,463	30,000
Other	224,391	4,285	—	—	631,698	—	—	860,374	—	1,357,640	271,385
Intra-bank Transfers, net	(1,602,331)	677,217		512,085	(330,923)	691,393	58,276	5,717	—	5,717	—
Transfers from DIP Accts	2,748,000	—	—	—	—	—	—	2,748,000	2,648,000	5,250,000	5,400,000

TOTAL RECEIPTS	1,372,065	681,502	—	512,085	743,843	691,393	58,276	4,059,164	2,678,000	8,607,299	6,717,655

DISBURSEMENTS
Payroll	—	—	—	—	—	708,076	—	708,076	1,049,077	3,124,746	2,779,122
Benefits	—	132,450	—	—	2,359	—	58,246	193,055	120,000	305,385	449,694
Expense reimb.	—	31,839	—	—	—	—	—	31,839	50,000	89,395	120,000
Vendor payments	1,173	365,848	—	—	—	—	30	367,052	496,988	1,051,905	1,565,350
Sales Tax	—	58,844	—	—	874	—	—	59,718	—	81,705	—
Rent	—	29,376	—	—	—	—	—	29,376	478,500	607,723	1,058,500

Transfers to DIP Accts	—	—	—	—	—	—	—	—	—	—	—

Professional Fees	—	56,865	689,007	—	—	—	—	745,872	—	745,872	—
U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	325	4,875
Court Costs	—	—	—	—	—	—	—	—	—	—	—

TOTAL DISBURSEMENTS	1,173	675,222	689,007	—	3,233	708,076	58,276	2,134,987	2,194,565	6,007,056	5,977,541

NET CASH FLOW	$1,370,892	$6,280	$(689,007)	$512,085	$740,610	$(16,682)	$—	$1,924,177	$483,435	$2,600,244	$740,114

CASH END OF MONTH	$1,891,058	$(34,078)	$2,596,263	$1,028,622	$818,663	$(23,571)	$—	$6,276,958	$4,421,824	$6,276,958	$4,416,949

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	$2,134,987
Less: Transfers to DIP accounts	—
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$2,134,987

NOTE: ALL OTHER BANK ACCOUNTS REFLECTED NO ACTIVITY FOR THE MONTH

In re: Violin Memory, Inc.	16-12782 (LSS)
March 31, 2017

BANK RECONCILIATIONS

	Concen (Acct: 6057)	AP (Acct: 88879)	Reserve (Acct: 6659)	Prof Svcs (Acct: 6061)	DIP Collateral (Acct:1164)	Payroll (Acct: 2592)
BALANCE PER BOOKS	$1,891,058	$(34,078)	$2,596,263	$1,028,622	$818,663	$(23,571)

BANK BALANCE	1,668,373	—	2,596,263	1,028,622	818,663	—
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	222,685	—	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST)	—	(34,078)	—	—	—	(23,571)
OTHER (ATTACH EXPLANATION)	—	—	—	—	—	—

ADJUSTED BANK BALANCE *	$1,891,058	$(34,078)	$2,596,263	$1,028,622	$818,663	$(23,571)

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount
HMRC UK VAT Refund Check # 1020-1	3/28/2017	$215,835
Leviton Security Deposit Check #305412	3/31/2017	$6,849

CHECKS OUTSTANDING	CK#	Amount	CK#	Amount
	50029	$1,232	101291	$4,771
	50031	63	101292	1,515
	50081	1,313	101293	4,514
	50082	159	101294	825
	50083	2,010	101295	2,489
	50084	102	101297	1,369
	50086	6,350	101298	2,952
	50087	22,848	101299	932
			101300	4,202

NOTE: The remaining bank and book balances are zero.

In re: Violin Memory, Inc.	Case No.: 16-12782 (LSS)
Reporting Period: March 31, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Check #	Date	Fees	Expenses	Fees	Expenses
US Trustee			Violin Memory Inc					$4,875	$—
Houlihan Lokey Capital	Dec 2016 & Jan 2017	242,332	Violin Memory Inc	Wire	3/20/17	240,000	2,332	240,000	2,332
Elliott Greenleaf, P.C.	Dec 27 2016 - Jan 31 2017	85,259	Violin Memory Inc	Wire	3/20/17	85,096	163	85,096	163
Cooley LLP	Dec 27 2016 - Jan 31 2017	328,541	Violin Memory Inc	Wire	3/20/17	323,862	4,679	323,862	4,679
Prime Clerk	Feb 1 2017 - Feb 28 2017	56,865	Violin Memory Inc	ACH	3/24/17	29,482	27,384	29,482	27,384
DAK Group Ltd	Dec 29 2016 - Jan 31 2017	32,874	Violin Memory Inc	Wire	3/31/17	32,000	874	32,000	874
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc

Grand Total		$745,872				$710,440	$35,432	$715,315	$35,432

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	March 31, 2017

STATEMENT OF OPERATIONS

	Mar 2017	Cumulative Filing to Date
REVENUE
Product revenue	$106,600	$146,309
Service revenue	888,646	5,207,849

Total Revenue	995,246	5,354,158

COST OF REVENUE
Cost of product revenue	394,306	912,654
Cost of service revenue	574,777	1,789,008

Total cost of revenue	969,083	2,701,662

Gross profit	26,163	2,652,496

OPERATING EXPENSES
Personnel costs	766,536	2,625,408
Outside services	(113,561)	269,192
Marcom	9,906	9,464
Equipment/Software	9,280	746,863
Travel & Entertainment	93,586	110,683
Depreciation & Amortization	310,465	1,151,283
Other Expenses	303,396	428,221
Facility Expenses	232,421	577,257
Intercompany Expenses	—	813,773
Restructure Expenses	(57,206)	(57,206)

Total operating expenses	1,554,823	6,674,938

Loss from operations	(1,528,660)	(4,022,443)

OTHER INCOME AND EXPENSES
Other income, net	(9,189)	(64,008)
Interest and other financing expense	(78,227)	(1,583,750)

Net loss before reorganization items	(1,459,623)	(5,670,201)

REORGANIZATION ITEMS
Professional fees	867,555	3,564,392
U.S. Trustee quarterly fees	—	43,094
Personnel costs	—	—
Gain (loss) from sale of assets	—	(257,040)

Total reorganization expenses	867,555	3,864,526

Loss before income taxes	(2,327,178)	(9,534,727)
Income taxes	—	400

Net loss	$(2,327,178)	$(9,535,127)

In re: Violin Memory, Inc.	Case No.: 16-12782 (LSS)
Reporting Period: March 31, 2017

BALANCE SHEETS

	Book Value at End of Current Reporting Month	Book Value on Petition Date
	Mar 31, 2017	Dec 14, 2016
Assets
Current assets:
Cash	$6,276,958	$3,676,714
Accounts receivable, net	930,606	1,901,568
Inventory	7,377,167	9,982,190
Other current assets	863,176	2,015,187

Total current assets	15,447,907	17,575,659

Property and equipment, net	4,957,662	6,216,346
Other assets	5,492,771	4,986,074

	$25,898,340	$28,778,079

Liabilities and Stockholders’ Deficit
Liabilities Not Subject to Compromise (Post-petition)
Accounts payable	$758,986	$—
Taxes payable	5,582	—
Accrued liabilities	2,576,736	—
DIP Loan	5,500,000	—

Total post-petition liabilities	8,841,305	—
Liabilities Subject to Compromise (Pre-petition)
Secured debt	250,826	250,826
Priority debt	1,795,827	1,795,827
Unsecured debt	139,822,292	141,904,381

Total pre-petition liabilities	141,868,945	143,951,035

Total liabilities	150,710,250	143,951,035

Stockholders’ deficit:
Common stock	2,440	2,440
Additional paid-in capital	514,162,674	514,266,501
Accumulated deficit - pre-petition	(629,441,896)	(629,441,896)
Accumulated deficit - post-petition	(9,535,127)	—

Total stockholders’ deficit	(124,811,910)	(115,172,956)

	$25,898,340	$28,778,079

In re: Violin Memory, Inc.	Case No.: 16-12782 (LSS)
Reporting Period: March 31, 2017

SUMMARY OF POST-PETITION TAXES AND UNPAID DEBTS

Federal	Beginning Tax Liability	Accrued or Withheld	Amount Paid	Date Paid	EFT	Ending Tax Liability
Withholding	$—	$45,280	$45,280	3/15/2017	$—	$—
FICA-Employee	—	22,932	22,932	3/15/2017	—	—
FICA-Employer	—	22,932	22,932	3/15/2017	—	—
Unemployment	—	14	14	3/15/2017	—	—
Withholding	—	53,853	53,853	3/31/2017	—	—
FICA-Employee	—	26,281	26,281	3/31/2017	—	—
FICA-Employer	—	26,281	26,281	3/31/2017	—	—
Unemployment	—	257	257	3/31/2017	—	—
Income	—	—	—		—	—

Total Federal Taxes	$—	$197,829	$197,829		$—	$—

State and Local
Withholding	$—	$17,591	$17,591	3/15/2017	$—	$—
Unemployment - Employee	—	2,497	2,497	3/15/2017	—	—
Unemployment - Employer	—	562	562	3/15/2017	—	—
Withholding	—	20,179	20,179	3/31/2017	—	—
Unemployment - Employee	—	2,764	2,764	3/31/2017	—	—
Unemployment - Employer	—	2,348	2,348	3/31/2017	—	—
Sales tax - New York	684	—	—		—	684
Sales tax - Georgia	—	3,558	—		—	3,558
Sales tax - Ohio	—	1,340	—		—	1,340
Sales tax - Texas	879	(4)	874	3/22/2017	—	—
Use tax - California	58,844	0	58,844	3/1/2017	—	—
Income	—	—	—		—	—
Personnal property	—	—	—		—	—

Total State and Local	$60,406	$50,835	$105,659		$—	$5,582

	Summary of Unpaid Postpetition Debts
	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$13,511	$9,833	$6,822	$—	$827	$30,993
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases - Building	213,000	—	—	—	167,907	380,907
Rent/Leases - Equipment	—	—	—	—	—	—
Secured Debt/Adequate protection payments	—	—	—	—	—	—
Professional Fees	—	347,087	—	—	—	347,087
Amounts due to Insiders	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Postpetition debts	$226,511	$356,919	$6,822	$—	$168,734	$758,986

In re: Violin Memory, Inc.	Case No.: 16-12782 (LSS)
Reporting Period: March 31, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$1,223,473
Plus: Amounts billed during the period	150,201
Minus: Amounts collected during the period	443,068
Minus: Increase in allowance for uncollectible accounts	—

Total Accounts Receivable at the end of the reporting period	$930,606

Accounts Receivable Aging	Amount
Current	$—
0 - 30 days past due	400,880
31 - 60 days past due	438,712
61+ days past due	591,519

Total account receivable	1,431,111
Amount considered uncollectible	(500,505)

Accounts receivable, net	$930,606

DEBTOR QUESTIONNAIRE
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	No
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	Yes
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes
5. Has any bank account been opened during the reporting period?	No